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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                         April 26, 2002 (April 18, 2002)



                                 EPICEDGE, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                      Texas
                                      -----
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             001-15493                                   75-1657943
         ----------------                               ------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


                5508 Highway Two Ninety West, Austin, Texas 78735
            -------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (512) 261-3346
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS
             In April 2002, the Company completed another round of financing with both new and existing shareholders and investors as more fully described on the attached exhibit and in the 2001 Form 10-K.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        (B) Exhibits

            Exhibit 99.1          Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          EPICEDGE, INC.

                                          By:  /s/  PETER B. COVERT
                                               -----------------------------
                                               Peter B. Covert
                                               Financial and Accounting Officer


DATE: April 26, 2002


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                                    EXHIBITS

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Exhibit No.                                                           Page
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

Exhibit 99.1         Press Release

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